EXHIBIT 32.2

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ARMOUR Residential REIT, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey J. Zimmer, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2012

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Co-Chief Executive Officer